UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2014

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 559-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Current Report on Form 8-K

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On October 28, 2014, Citigroup Inc. filed a Certificate of Designations with the Secretary of State of the State of Delaware, establishing the designations, preferences, powers and rights of the shares of a new series of Citigroup preferred stock, 5.800% Fixed Rate / Floating Rate Noncumulative Preferred Stock, Series N. The Certificate of Designations amended Citigroup’s Restated Certificate of Incorporation, as amended, and was effective immediately on filing.

A copy of the Certificate of Designations is being filed as an exhibit to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 22, 2014, among Citigroup Inc. and the underwriters named therein, relating to the offer and sale of Depositary Shares each representing a 1/25th interest in a share of 5.800% Fixed Rate / Floating Rate Noncumulative Preferred Stock, Series N, of Citigroup Inc.

3.1	Certificate of Designations of 5.800% Fixed Rate / Floating Rate Noncumulative Preferred Stock, Series N, of Citigroup Inc.

4.1	Deposit Agreement, dated October 29, 2014 among Citigroup Inc., Computershare Inc., a Delaware corporation, and its wholly-owned subsidiary Computershare Trust Company, N.A., a federally charted national association, jointly as Depositary, Computershare Trust Company, N.A. as Registrar and Transfer Agent and all holders from time to time of Receipts, Depositary Shares and the related 5.800% Fixed Rate / Floating Rate Noncumulative Preferred Stock, Series N of Citigroup Inc.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated October 29, 2014	CITIGROUP INC.

	By:	/s/ Michael J. Tarpley
Michael J. Tarpley
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 22, 2014, among Citigroup Inc. and the underwriters named therein, relating to the offer and sale of Depositary Shares each representing a 1/25th interest in a share of 5.800% Fixed Rate / Floating Rate Noncumulative Preferred Stock, Series N, of Citigroup Inc.

3.1	Certificate of Designations of 5.800% Fixed Rate / Floating Rate Noncumulative Preferred Stock, Series N, of Citigroup Inc.

4.1	Deposit Agreement, dated October 29, 2014 among Citigroup Inc., Computershare Inc., a Delaware corporation, and its wholly-owned subsidiary Computershare Trust Company, N.A., a federally charted national association, jointly as Depositary, Computershare Trust Company, N.A. as Registrar and Transfer Agent and all holders from time to time of Receipts, Depositary Shares and the related 5.800% Fixed Rate / Floating Rate Noncumulative Preferred Stock, Series N of Citigroup Inc.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

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